SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 29, 2005

GREENWICH CAPITAL ACCEPTANCE, INC. (as Depositor under the Pooling and Servicing Agreement dated as of March 1, 2005, providing for the issuance of Thornburg Mortgage Securities Trust 2005-1, Mortgage Loan Pass-Through Certificates, Series 2005-1)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-121661	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.  Other Events

The Registrant registered issuances of Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2005-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-121661) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued in aggregate principal amount of $1,255,612,000 the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-R, Class B-1, Class B-2 and Class B-3, Thornburg Mortgage Securities Trust 2005-1, Mortgage Loan Pass-Through Certificates, Series 2005-1 (the “Public Certificates”) on March 29, 2005.  The Public Certificates were offered pursuant to the definitive Prospectus dated February 22, 2005, as supplemented by the Prospectus Supplement dated March 24, 2005 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

This Current Report on Form 8-K includes a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates.  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2005, among Greenwich Capital Acceptance, Inc., as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee and custodian, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator.  The “Certificates” consist of the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of hybrid and adjustable rate, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $1,265,105,776 as of March 1, 2005, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Pooling and Servicing Agreement dated as of March 1, 2005, among Greenwich Capital Acceptance, Inc. (the “Depositor”), as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee and custodian, Thornburg Mortgage Home Loans, Inc. (“Thornburg”), as seller and Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement dated as of March 1, 2005, between Thornburg, as seller, and the Depositor, as purchaser.

99.1

(a) Servicing Agreement dated as of March 1, 2002, among Thornburg, as seller and servicer and Wells Fargo, as master servicer, as amended by the Amendment to Servicing Agreement dated as of December 1, 2002, and (b) the Subservicing Acknowledgement Agreement dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement dated as of December 1, 2002, including the related Transfer Notice, dated March 24, 2005, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

99.2

Amended and Restated Correspondent Loan Purchase Agreement, dated as of March 25, 2002, between Thornburg and First Republic Bank (“First Republic”), including the related Transfer Notice, dated March 24, 2005, from Thornburg to First Republic.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:    /s/ Shakti Radhakishun

       Name:  Shakti Radhakishun

       Title:    Vice President

Dated:  March 29, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling and Servicing Agreement dated as of March 1, 2005, among Greenwich Capital Acceptance, Inc. (the “Depositor”), as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee and custodian, Thornburg Mortgage Home Loans, Inc. (“Thornburg”), as seller and Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement dated as of March 1, 2005, between Thornburg, as seller, and the Depositor, as purchaser.

99.1

(a) Servicing Agreement dated as of March 1, 2002, among Thornburg, as seller and servicer and Wells Fargo, as master servicer, as amended by the Amendment to Servicing Agreement dated as of December 1, 2002, and (b) the Subservicing Acknowledgement Agreement dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement dated as of December 1, 2002, including the related Transfer Notice dated March 24, 2005, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

99.2

Amended and Restated Correspondent Loan Purchase Agreement, dated as of March 25, 2002, between Thornburg and First Republic Bank (“First Republic”), including the related Transfer Notice, dated March 24, 2005, from Thornburg to First Republic.